                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2001


                          Discover Card Master Trust I
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)



       Delaware                    0-23108                      51-0020270
       --------                    -------                      ----------
      (State of                  (Commission                  (IRS Employer
    Organization)                File Number)               Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                              19720
---------------------------------------------                     -----
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5. Other Events

        (a) Series 1995-3. On July 31, 2001, Discover Bank (formerly Greenwood Trust Company), as Master Servicer under the Series 1995-3 Supplement, dated as of September 28, 1995, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 1995-3 Supplement"), elected pursuant to Section 20 of the Series 1995-3 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the April 2002 Distribution Date (as each such term is defined in the Series 1995-3 Supplement).

        (b) Series 1999-3. On July 31, 2001, Discover Bank, as Master Servicer under the Series 1999-3 Supplement, dated as of April 6, 1999, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 1999-3 Supplement"), elected pursuant to Section 24 of the Series 1999-3 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the March 2002 Distribution Date (as each such term is defined in the Series 1999-3 Supplement).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Discover Card Master Trust I
                                   (Registrant)


                                   By:  Discover Bank
                                        (Originator of the Trust)


                                   By: /s/ Michael F. Rickert
                                      ------------------------------------------
                                      Michael F. Rickert
                                      Vice President, Chief Accounting Officer
                                      and Treasurer


Date: July 31, 2001